                                                                Sub-Item 77Q1(a)

                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM SECTOR FUNDS
                             (INVESCO SECTOR FUNDS)

          This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (Invesco Sector Funds) (the "Trust") amends, effective October 14, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class R Shares and Institutional Class Shares to Invesco Van Kampen Value Opportunities Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of October 14, 2010.

                                     By: /s/ John M. Zerr
                                         ------------------------------
                                     Name: John M. Zerr
                                     Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                          CLASSES OF EACH PORTFOLIO
-------------------------                          ----------------------------
Invesco Energy Fund                                Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Financial Services Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Gold & Precious Metals Fund                Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Leisure Fund                               Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Mid-Cap Value Fund                         Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Small-Mid Special Value Fund               Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Special Value Fund                         Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Technology Fund                            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Technology Sector Fund                     Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco U.S. Mid Cap Value Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco U.S. Small Cap Value Fund                  Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Utilities Fund                             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares
                                                   Institutional Class Shares
                                                   Investor Class Shares

Invesco Value Fund                                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Value II Fund                              Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen American Value Fund             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen Capital Growth Fund             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen Comstock Fund                   Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares


Invesco Van Kampen Enterprise Fund                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund             Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund            Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Technology Fund                 Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Utility Fund                    Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class Y Shares

Invesco Van Kampen Value Opportunities Fund        Class A Shares
                                                   Class B Shares
                                                   Class C Shares
                                                   Class R Shares
                                                   Class Y Shares
                                                   Institutional Class Shares"